EXHIBIT 99.2



                            GREATER COMMUNITY BANCORP

                                 CODE OF ETHICS



                                  June 15, 2004

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                    Greater Community Bancorp Code of Ethics

                                Table of Contents
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Introduction..............................................................................................1

I.   Identification of Areas of Conflict of Interest Concern
A.       Conflicts of Interest and Usurpations of Corporate Opportunity...................................2
B.       Conflicts of Interest Transactions Prohibited Under Federal Law or Regulation....................2
C.       Conflicts of Interest Generally..................................................................4

II.  Specific Policies to Avoid Usurpations of Opportunities and Conflicts
A.       Purchases and Sales of Assets by Bank Subsidiaries Involving Affiliated Persons..................5
B.       Loans Involving Senior Officers, Directors and Affiliates........................................5
C.       Commercial Loans to Senior Officers, Directors and Affiliates....................................5
D.       Acceptance of Benefits...........................................................................6
E.       Trading in Securities of Other Issuers in which the Company Has a Position.......................6
F.       Loan Procurement Fees............................................................................6


III. Financial Reporting and Disclosure
A.       SEC Reporting....................................................................................7
B.       Other Public Disclosure..........................................................................7

IV.  Notices and Sanctions
A.       Notice...........................................................................................7
B.       Reporting of Violations..........................................................................7
C.       Requests for Waivers.............................................................................8
D.       Copies of Code of Ethics.........................................................................8
E.       Consequences of Violations.......................................................................8
F.       Annual Certifications by Senior Officers.........................................................8

V.   Code of Ethics Revision..............................................................................8
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Introduction
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The Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and each business segment or business line chief financial officer or controller, and other persons performing similar functions
(collectively, the "Senior Officers") of Greater Community Bancorp (together with its subsidiaries and affiliates, separately or collectively, as the context may require, called the "Company"), stand in a fiduciary relationship to the
Company and are primarily responsible for its operation, financial reporting and compliance with applicable laws.

The Company's directors are responsible for directing the management of the Company's business and affairs by the Senior Officers, and also stand in a fiduciary relationship to the Company.

As a result, the Senior Officers and the Company's directors have an obligation to maintain the highest standards of ethical conduct in connection with their dealings with the Company, its shareholders, customers and the public, including avoiding conflicts of interest, the appearance of such conflicts and the usurpation of corporate opportunities.

Consequently, Greater Community Bancorp has adopted this Code of Ethics relating to its Senior Officers and directors. This Code of Ethics provides fundamental principles to which Senior Officers and directors are expected to adhere and advocate. These principles are designed to deter wrongdoing and to promote

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
     o full, fair, accurate, timely and understandable disclosure in reports and other documents that the Company files with the Securities and Exchange Commission ("SEC") and other public communications that the Company makes;
     o    compliance with applicable governmental laws, rules and regulations;
     o the prompt internal reporting of violations of this Code of Ethics to an appropriate person or persons identified in this Code of Ethics; and
     o    accountability for adherence to this Code.

Senior Officers and directors will receive copies of this Code of Ethics, will be required to become familiar with it, and will be informed that their continued association with the Company depends upon their full compliance with this Code.




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I.   IDENTIFICATION OF AREAS OF CONFLICT OF INTEREST CONCERN

     A.   Conflicts of Interest and Usurpations of Corporate Opportunity

          It constitutes a breach of fiduciary duty for any Senior Officer or director of the Company to take advantage of a business opportunity for his/her own or another person's personal profit or benefit when the opportunity is one that is within the corporate powers of the Company or any subsidiary or affiliate of the Company and when the opportunity is of present or potential practical advantage to the Company, its subsidiary or affiliate.

     B. Conflict of Interest Transactions Prohibited Under Federal Law or Regulation

          1. The Company may not, directly or indirectly, purchase or lease from, jointly own with, or sell or lease to, a Senior Officer of director any interest in real or personal property unless the Company's Board of Directors determines that the transaction is fair to, and in the best interests of, the Company.

               The Company may not, either directly or indirectly, make any loan to a Senior Officer or director or purchase such a loan, except for loans in the ordinary course of business of the Company or one of its subsidiaries, which do not involve more than the normal risk of collectability or present other unfavorable features, and which do not exceed the loan amount that would be available to members of the general public of similar credit status applying for such loan. All loans to any Senior Officer or director shall be subject to and made in strict compliance with all Federal and State laws and regulations applicable thereto. Should any question arise with respect to whether any such loan is in compliance with said laws and regulations, an opinion of Company Counsel shall be sought prior to advancing such loan.

          2. No Senior Officer or director may receive, directly or indirectly, from the Company, from a subsidiary of the Company or from any other source, any fee or other compensation of any kind in connection with the procurement of a loan from the Company or any subsidiary of the Company.

          3. The Company may not grant any loan on the prior condition, agreement or understanding that a borrower contract with a specific person for title or other insurance, building materials, construction, legal, real estate agency, brokerage or property management services.

          4. No Senior Officer or director shall use "inside information" regarding the Company, as defined below, as the basis for personal or Company investment in the Company's common stock or any other publicly-traded securities issued by the Company. No Senior Officer or director shall disclose "inside information" to others within or outside the Company unless such others have need for such information. It is a violation of Federal securities laws to use "inside information"





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               when the person with the information buys or sells securities based on the information, or when a person told by the person in possession of the inside information uses that inside information to buy or sell securities. "Inside information" means material nonpublic information, that is, information that is not generally available to the public that a reasonable investor would consider to be, in light of all available public information, of significance to the price of the Company's common stock or other publicly traded security issued by the Company. Examples of "inside information" include changes in a dividend, material increases or decreases in earnings or earnings per share or projection of either, significant unexpected losses, or negotiations regarding a merger or other business combination transaction. The foregoing examples are not intended to be all-inclusive. Senior Officers and directors should resolve all doubts in favor of non-disclosure. Any questions should be directed to the Chief Executive Officer or Company Counsel.

          5. Confidential information with respect to the Company, its customers, suppliers or employees, acquired by a Senior Officer or director through his or her employment or other association with the Company is considered to be privileged and the property of the Company, and Senior Officers and directors must hold such information in the strictest of confidence. Senior Officers and directors are to use confidential information with respect to the Company solely for corporate purposes, and in no case shall a Senior Officer or director divulge, disclose or transmit such information to persons outside the Company, including family members or associates, or even to other employees of the Company or persons outside the Company except for those who need to know such information in fulfilling their duties. Failure to adhere to this principle may cause legal liability to the Company.

          6. The Company is prohibited by law from making corporate contributions for political purposes. This includes contributions of "anything of value" such as (by way of example only) the use of facilities, equipment or personnel. Therefore, Senior Officers and directors shall not provide Company funds or "anything of value" of the Company for contributions to any political party or committee in the United States or to any candidate or holder of any national, state or local government office.

               A Senior Officer or director may engage in political activity provided:
                    (a) he or she does so as an individual and not as representative of the Company; and
                    (b) such activity does not utilize corporate time, facilities, or equipment the use of which would be construed as an illegal corporate contribution to a political activity.

               For these purposes, the term "political activity" does not involve lobbying efforts or similar activities carried on by a Senior Officer or director on the Company's behalf.




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          7.   No Senior Officer may engage in outside employment that can reasonably be expected to prevent or significantly inhibit the satisfactory fulfillment of such Senior Officer's responsibilities to the Company. A Senior Officer may not have outside employment without prior written approval from the Board of Directors.

          8. The Company encourages active participation by Senior Officers and directors in those charitable, religious, educational and community activities carried on for a nonprofit organization in which the Senior Officers or directors consider it both their right and civic obligation to participate. Such activities, however, should not interfere with the performance of a Senior Officer's or director's regular duties with the Company, nor should they compete or conflict with any activities of the Company.

     C.   Conflicts of Interest Generally

          The corporate opportunity and specific conflicts prohibitions noted above might not be all-inclusive of transactions that could create a real or potential conflict of interest. In addition to these specific provisions, and as noted in the Introduction hereto, Senior Officers and directors have a fundamental duty to avoid placing themselves in any position that creates, or that leads to or could lead to, a conflict of interest, or even the appearance of such a conflict between the accomplishment of the Company's purposes and the personal financial interests of the Senior Officers and directors.

II.  SPECIFIC POLICIES TO AVOID USURPATION OF OPPORTUNITIES AND CONFLICTS
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A.   Purchases and Sales of Assets by Bank Subsidiaries Involving Affiliated
     Persons

     Any transaction involving a bank subsidiary of the Company (including any subsidiary of such bank subsidiary) that also involves the bank subsidiary's purchase from, sale to, or joint ownership with, a Senior Officer or director, or a person affiliated with a Senior Officer or director, of an interest in real or personal property and covered under
     Section I.B.1 of this Code of Ethics must (1) receive prior written approval of the New Jersey Department of Banking and Insurance confirming that the terms of such transaction are fair to, and in the best interest of, the bank subsidiary; (2) be supported by an independent appraisal not prepared by an affiliated person or employee of the Company or any bank subsidiary or other affiliate of the Company; and (3) be approved in advance by a resolution duly adopted, with full disclosure, by at least a majority (with no Director having an interest in the transaction voting) of the entire Board of Directors of the bank subsidiary. Full disclosure must include the source of financing of the Senior Officer (or affiliate) for any real property involved, including whether the bank subsidiary has a deposit relationship with the financial institution or holding company affiliated thereof which is to provide the financing.






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B.   Loans Involving Senior Officers, Directors and Affiliates

     Permitted loans by the Company or any bank subsidiary or other subsidiary of the Company secured by the principal residence of a Senior Officer or director, an immediate relative of a Senior Officer or director, or a business entity in which such person has a material interest, and loans for construction; adding to, or equipping the principal residence of a Senior Officer or director and for other consumer-type purposes must be approved in advance by a resolution duly adopted after full disclosure by at least a majority (with no Director having interest in the transaction voting) of the entire Board of Directors of the lender, i.e., the Company or bank subsidiary or other subsidiary of the Company, as applicable. Full disclosure must include whether the loan is made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to members of the general public.

C.   Commercial Loans to Senior Officers, Directors and Affiliates

     A permitted extension of commercial credit to a Senior Officer or director, or to an immediate relative of or a business entity in which such person has a material interest, must be approved in advance by a resolution duly adopted after full disclosure (with any interested Director abstaining) of the entire Board of Directors of the entity extending the credit. Full disclosure must include whether the loan is made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to members of the general public.

D.   Acceptance of Benefits

     Senior Officers and directors will abide by a statement approved from time to time by the Company's Board of Directors, or if no such statement has been approved by the Company's Board of Directors, by the board of directors of the Company's bank subsidiaries, regarding the acceptance of meals, entertainment and other items of minimal value from customers in the course of conducting business on behalf of the Company.

E.   Trading in Securities of Other Issuers in which the Company Has a Position

     Directors and Senior Officers should contact the Company's Chief Executive Officer or other appropriate individual within the Company to determine whether the Company is currently attempting to transact purchases or sales of publicly traded securities of an issuer, other than the Company, whose assets do not exceed $5 billion. If the Company is in that position, the Company's directors and Senior Officers must refrain from transacting purchases or sales in the same securities. If the Company is not currently attempting to transact purchases or sales in a given stock and the director or Senior Officer is not in possession of material non-public information about the given stock, the director or Senior Officer is free to enter into purchase and sale transactions in such stock personally.






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F.   Loan Procurement Fees

     On a continuing basis, the Company will closely scrutinize its loan files, if any, to confirm that no Senior Officers or directors have received any loan procurement fees or fees of any sort for referring business to the Company or any bank subsidiary of the Company incident to a real estate settlement service.

     The diversified nature of the Company's business and the diversified occupations and pursuits of its affiliated persons do not permit the establishment of policies to deal with all manner of conflicts and potential conflicts that may be objectionable. First and foremost, all dealings between the Company, on the one hand, and its Senior Officers and directors, on the other hand, will be in strict compliance with applicable State and Federal laws and regulations and will be in accordance with the policies of the Company and its bank subsidiaries. In the absence of such applicable laws, regulations and policies, such dealings shall be in accordance with the best interests of the Company, sound business judgment and the highest ethical standards.


III. FINANCIAL REPORTING AND DISCLOSURE
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     A.   SEC Reporting. Senior Officers will seek to promote full, fair, accurate, timely and understandable disclosure in the quarterly reports on SEC Form 10-Q, annual reports on SEC Form 10-K, Current Reports on SEC Form 8-K, and all other reports and documents that the Company files with or submits to the SEC.

     B. Other Public Disclosure. The Company seeks to provide disclosure to the investment community that is not only in conformity with applicable rules of the SEC, but that also fairly presents to investors and the public generally the Company's financial condition and results of operation. Senior Officers will seek to promote the fairness and accuracy of all public communications the Company makes and to promote ethical behavior by other officers and employees of the Company who are involved in financial reporting.

IV.  NOTICES AND SANCTIONS
     ---------------------

A.   Notice

     The Company's Board of Directors has determined that violations by Senior Officers or directors of Federal and State law and/or regulations concerning conflicts of interest and usurpations of corporate opportunity jeopardize the Company's good standing and financial health and that the Board of Directors will regard such violations with utmost concern. A copy of this Code of Ethics shall be given to each person who is a Senior Officer and/or director of the Company at the time of adoption of this Code of Ethics, and a copy of this Code of Ethics shall be given to each person who thereafter becomes a Senior Officer or director at the time of his or her initial appointment or election to such position.


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B.   Reporting of Violations

     Directors, Senior Officers and other officers and employees of the Company who become aware of an actual or potential infraction of this Code of Ethics by a director or a Senior Officer, or who have concerns about questionable accounting or auditing matters involving the Company, should submit a report to the Audit Committee of the Company's Board of Directors by contacting the Company's Corporate Secretary at 973-942-1111, ext. 1033, and asking for direct contact information with the Audit Committee. This service is confidential and anonymous.

C.   Requests for Waivers

     Waivers of infractions of this Code of Ethics may be granted only by the Audit Committee of the Company's Board of Directors. The Audit Committee will only grant waivers under extraordinary circumstances. Any waivers that are granted will be publicly disclosed on a timely basis in a proper manner.

D.   Copies of Code of Ethics

     This Code of Ethics shall be reproduced in writing and given to every prospective director prior to his/her nomination and to every Senior Officer upon his/her employment or appointment to such office.

E.   Consequences of Violations

     Any violation of this Code of Ethics may result in disciplinary action, including potentially the following: (1) Directors found to have violated this Code may be required to submit their resignations from the Board. (2) Senior Officers found to have violated this Code may be subject to dismissal. (3) Directors and Senior Officers found to have violated this code may be required to return to the Company any benefits received. (4) The Company may pursue any and all remedies available to it to recover damages or harm resulting to the Company from a violation. (5) The Company may pursue injunctive and other equitable relief. (6) The Company may refer the matter to appropriate legal or regulatory authorities for investigation and prosecution.

F.   Annual Certifications by Senior Officers

     Annually each Senior Officer shall certify in writing his or her compliance during the prior year with this Code of Ethics.


V.   CODE OF ETHICS REVISION
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     The Company's Board of Directors shall review this Code of Ethics at least annually and shall revise it if the Board deems such revision to be appropriate. Any changes to this Code of Ethics will be publicly disclosed on a timely basis in a proper manner.